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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 24, 2000



                            CNB FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                 2-88511                   23-2908963

(State or other jurisdiction     (SEC File No.)             (IRS Employer
     of incorporation)                                  Identification Number)


                              County National Bank
                              1 South Second Street
                                    PO Box 42
                         Clearfield, Pennsylvania 16830
                    (Address of principal executive offices)



      Registrant's telephone number, including area code: (814) 765-9621
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Item 5.  Other Events

     On October 24, 2000, CNB Financial Corporation announced the retirement of James P. Moore as President and CEO. Mr. Moore has served County National Bank and the Corporation since 1951 and has been in his current position since 1991. William F. Falger will succeed him in his role as President and CEO of the Corporation. Mr. Falger is currently Executive Vice President of the Corporation and President and CEO of County National Bank. He has served in those roles since 1995 for the Corporation and 1993 for the Bank.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(a)      Financial Statements:  None

(b)      Exhibits:

          99 Press Release Announcing: James P. Moore to retire from County National Bank after nearly a half-century of service, leadership.



SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CNB Financial Corporation



Date: October 24, 2000                  By: /s/ Joseph B. Bower, Jr.
                                            ------------------------
                                                Joseph B. Bower, Jr.
                                                Treasurer

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